EXHIBIT 99.1

Predictive Oncology Refreshes Board with Appointment of Three New Directors

Adds Industry, Business Development and Financial Expertise

NEW YORK, July 14, 2020 (GLOBE NEWSWIRE) -- Predictive Oncology (NASDAQ: POAI), a knowledge-driven company focused on applying artificial intelligence (“AI”) to personalized medicine and drug discovery, today announced the appointment of three new members to the company’s board of directors, effective immediately.

Joining the board are:

  Dr. Nancy Chung-Welch, Ph.D.
  Mr. Charles L. Nuzum, CPA
  Mr. Greg St. Clair

Predictive Oncology’s board is comprised of seven members. Each of the new board members will serve as independent directors as defined by Nasdaq Corporate Governance rules.

“These appointments signify our absolute commitment to aligning our Board’s expertise with the company’s strategic vision of developing and commercializing an offering that will enable us to support the improvement in healthcare outcomes for oncology patients and increase value to our shareholders,” commented Dr. Carl Schwartz, Predictive Oncology CEO. “Each of these members brings a wealth of knowledge, experience and thought leadership that will be highly valuable as we execute our plans to develop and market AI-based predictive models that leverage our unique tumor bank.”

Dr. Nancy Chung-Welch, Ph.D.

Dr. Nancy Chung-Welch has more than 25 years of business development and marketing experience in the life sciences market with a strong record of both domestic and international achievements. Her experience includes a balanced blend of business and technical and analytical strengths and a sound foundation for technology/IP assessments and external partnerships. Dr. Chung-Welch has extensive expertise in basic science research, including cell biology, tissue culture, vascular physiology, genomics, proteomics and lab automation applications. She is also highly proficient with customer needs analysis, technology assessments, licensing, distribution deals, partnerships, strategic alliances, customer relationships and mergers and acquisitions.

Dr. Chung-Welch currently serves as an independent consultant advising life science companies and institutional investors with an emphasis on the research product/tools market. Previously, she served as Director of Business Development at Cell Signaling Technology and as a Director of Business Development at Thermo Fisher Scientific and a Technical Marketing Manager for Fisher Scientific. As a hands-on marketing executive, she has conceptualized, launched and managed products and services in the laboratory, medical, biotech/pharma, academic and government markets.

Dr. Chung-Welch earned a Ph.D. in Vascular Physiology and Cell Biology from Boston University.

Charles L. Nuzum, CPA

Mr. Nuzum has nearly 50 years of operations, executive leadership and military experience across a broad spectrum of enterprises that ranges from private start-ups to large publicly traded companies and the U.S. Army.

He currently provides project-based financial consulting services to companies such as McKesson, BioMarin, AutoDesk and Squire Patton Boggs and mentors start-up companies. Previously, he co-founded and served as CFO of Tyburn Group, a financial services company that creates and delvers efficient and profitable prepaid payroll and general purpose card programs for customers. Prior to Tyburn Group, Mr. Nuzum served as Controller of Dey, L.P., a large pharmaceutical manufacturing subsidiary of Merck KGaA. Prior to that he was co-founder, Executive Vice President and CFO of SVC Financials Services, one of the first companies in the field to integrate a mobile money solution for global distribution.

Mr. Nuzum served as CFO of Loomis Fargo & Co., the well- known provider of ATM system, armored car and other security services for more than two decades. Under his leadership, Loomis was transformed from a small Seattle-based armored car company to an international security and diversified-transportation company with more than $350 million in revenue and over 3,000 employees.

Mr. Nuzum is a Certified Public Accountant and earned a Bachelor of Science in Business Administration from the University of Washington at Seattle. He served with the U.S. Army Special Forces in Vietnam earning the Bronze Star and the Army Commendation Medal during combat operations, other international postings and served with distinction as an intelligence officer in Washington, D.C.

He currently serves on the Board of Directors of Dakshidin Corporation, NanoSynx Corporation, and Worldwide Structures LLC.

Greg St. Clair

Mr. St. Clair has more than three decades of hands-on experience in building and growing companies across a diversity of markets. As an innovator and entrepreneur, his experience encompasses executive leadership, strategic planning, compliance, reimbursement and revenue integrity and cycle management. His professional and personal endeavors reflect his continuing commitment to the integration of the financial needs and market niche opportunities for health systems and related biomedical organizations.

He is Founder and a Managing Member of SunStone Consulting, LLC. Prior to that, Mr. St. Clair worked as a national vice president for CGI, ImrGlobal, and Orion Consulting and as a national director for Coopers & Lybrand.

Mr. Nuzum will serve on the Audit Committee. The remaining directors will join committees as soon as possible.

About Predictive Oncology Inc.

Predictive Oncology (NASDAQ: POAI) operates through three segments (Domestic, International and other), which contain four subsidiaries; Helomics, TumorGenesis, Skyline Medical and Skyline Europe. Helomics applies artificial intelligence to its rich data gathered from patient tumors to both personalize cancer therapies for patients and drive the development of new targeted therapies in collaborations with pharmaceutical companies. Helomics’ CLIA-certified lab provides clinical testing that assists oncologists in individualizing patient treatment decisions, by providing an evidence-based roadmap for therapy. In addition to its proprietary precision oncology platform, Helomics offers boutique CRO services that leverage its TruTumor™, patient-derived tumor models coupled to a wide range of multi-omics assays (genomics, proteomics and biochemical), and an AI-powered proprietary bioinformatics platform to provide a tailored solution to its clients’ specific needs. Predictive Oncology’s TumorGenesis subsidiary is developing a new rapid approach to growing tumors in the laboratory, which essentially “fools” cancer cells into thinking they are still growing inside a patient. Its proprietary Oncology Discovery Technology Platform kits will assist researchers and clinicians to identify which cancer cells bind to specific biomarkers. Once the biomarkers are identified they can be used in TumorGenesis’ Oncology Capture Technology Platforms which isolate and help categorize an individual patient’s heterogeneous tumor samples to enable the development of patient specific treatment options. Helomics and TumorGenesis are focused on ovarian cancer. Predictive Oncology’s Skyline Medical division markets its patented and FDA cleared STREAMWAY System, which automates the collection, measurement and disposal of waste fluid, including blood, irrigation fluid and others, within a medical facility, through both domestic and international divisions. The company has achieved sales in five of the seven continents through both direct sales and distributor partners. For more information, please visit www.Predictive-Oncology.com.

Forward-Looking Statements

Portions of the narrative set for this document that are not statements of historical or current facts are forward-looking statements, in particular, the commercial outlook provided above. Our actual future performance may materially differ from that contemplated by the forward-looking statements as a result of a variety of factors.

These factors include, in addition to those mentioned elsewhere herein:

  We may not be able to continue operating without additional financing;
  Current negative operating cash flows;
  The terms of any further financing, which may be highly dilutive and may include onerous terms;
  Risks related to the 2019 merger with Helomics including; 1) significant goodwill could result in further impairment; 2) possible failure to realize anticipated benefits of the merger; 3) costs associated with the merger may be higher than expected; 4) the merger may result in the disruption of our existing businesses; and 5) distraction of management and diversion of resources;
  Risks related to our partnerships with other companies, including the need to negotiate the definitive agreements; possible failure to realize anticipated benefits of these partnerships; and costs of providing funding to our partner companies, which may never be repaid or provide anticipated returns;
  Risks related to the transaction with Quantitative Medicine including: 1) possible failure to realize anticipated benefits of the transaction; 2) costs associated with the acquisition may be higher than expected; 3) the transaction may result in the disruption of our existing businesses; and 4) distraction of management and diversion of resources;
  Risk that we will be unable to protect our intellectual property or claims that we are infringing on others’ intellectual property;
  The impact of competition;
  Acquisition and maintenance of any necessary regulatory clearances applicable to applications of our technology;
  Inability to attract or retain qualified senior management personnel, including sales and marketing personnel;
  Risk that we never become profitable if our product is not accepted by potential customers;
  Possible impact of government regulation and scrutiny;
  Unexpected costs and operating deficits, and lower than expected sales and revenues, if any;
  Adverse results of any legal proceedings;
  The volatility of our operating results and financial condition;
  Management of growth;
  Material and adverse effects of the COVD-19 pandemic, including impact on a significant supplier; a reduction in on-site staff at several of our facilities, resulting in delayed production and less efficiency; impact on sales efforts; impact on accounts receivable and terms demanded by suppliers; and possible impact on financing transactions; and,
  Other specific risks that may be  detailed from time to time in the Company’s reports filed with the SEC, which are available for review at www.sec.gov..

Investor Relations Contact:

Hayden IR
James Carbonara
(646)-755-7412
james@haydenir.com